Exhibit 99.4


     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") made as of this 13th day of July, 2003 by and between Boise Cascade Corporation, a Delaware corporation (the "COMPANY"), and Michael Feuer (the "SHAREHOLDER").

                                   RECITALS

     WHEREAS, concurrently with the execution of this Agreement, the Company, OfficeMax, Inc., an Ohio corporation, and Challis Corporation, an Ohio corporation, entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT");

     WHEREAS, pursuant to the Merger Agreement, the Shareholder shall receive shares of the Company's Common Stock, par value $2.50 per share ("COMMON STOCK", as received by the Shareholder in accordance with Article II of the Merger Agreement, "Shares"), upon the later of the Effective Time of Merger (as defined in the Merger Agreement) or the surrender by the Shareholder to the Exchange Agent (as defined in the Merger Agreement) of the Shareholder's Old Certificates (as defined in the Merger Agreement);

     WHEREAS, the Shareholder acknowledges that he may be deemed an "affiliate" of OfficeMax, Inc. within the meaning of Rule 145 promulgated under the Securities Act (as defined herein), although nothing contained herein should be construed as an admission or acknowledgment by the Shareholder for any purpose that he is any such "affiliate"; and

     WHEREAS, the Company and the Shareholder desire to execute and deliver this Agreement in order to provide the Shareholder with certain rights with respect to the Shares.


     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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                                                                             2

     1. CERTAIN DEFINITIONS

     As used herein, the following terms shall have the following respective meanings:

     "Closing Date" shall have the same meaning herein as in the Merger
Agreement.

     "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as shall from time to time be in effect.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" shall mean the Shares and any shares of Common Stock or other securities issued in respect of the Shares upon any stock split, stock dividend, merger, consolidation, recapitalization or similar event. Such securities shall cease to be Registrable Securities when (i) a registration statement registering such securities shall have become effective under the Securities Act and such securities have been sold pursuant thereto,
(ii) such securities shall have been sold under Rule 144 or Rule 145 (or, in either case, any successor provision) under the Securities Act or (iii) such securities shall have ceased to be outstanding.

     "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees and expenses (including Commission, stock exchange and National Association of Securities Dealers, Inc. fees), fees and expenses of compliance with state securities or "blue sky" laws, printing expenses, messenger and delivery expenses, fees and expenses incurred in connection with the listing, if any, of the securities to be registered on each securities exchange or national market system on which the Common Stock is then listed, fees and disbursements of counsel for the Company and of the independent certified


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                                                                             3

public accountants of the Company (including the expenses of any annual audit, special audit and "comfort" letters required by or incident to such performance and compliance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other persons retained by the Company; provided, however, that "Registration Expenses" shall not include (i) any transfer taxes relating to the sale or disposition of the Registrable Securities or (ii) any Selling Expenses (as defined below).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as shall from time to time be in effect.

     "Selling Expenses" shall mean all selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Shareholder.

     "Shelf Registration Statement" shall have the meaning set forth in
Section 2.1.

     2. REGISTRATION

          2.1 SHELF REGISTRATION

     Within 30 days from the date of this Agreement, the Company shall use its reasonable best efforts to file a registration statement on Form S-3 or any successor thereto (or other form of registration statement if Form S-3 is not available) for public sale of all of the Shares on a delayed or continuous basis pursuant to Rule 415 (or any successor provision) of the Securities Act registering the resale from time to time by the Shareholder of all the Registrable Securities (the "Shelf Registration Statement") and shall use its reasonable best efforts to have the Shelf Registration Statement declared effective by the Commission as soon as practicable thereafter (but in no event later than the Closing Date). No securities other than the Registrable Securities shall be included in any Shelf Registration Statement with respect thereto without the consent of the Shareholder. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective (including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Shelf Registration Statement or the related prospectus or any document incorporated therein by


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                                                                             4

reference or by filing any other required document or otherwise supplementing or amending the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form under the Securities Act used by the Company for such Shelf Registration Statement or by the Securities Act, any state securities or "blue sky" laws or any other rules and regulations thereunder) for a period ending with the earlier of one year from the Closing Date or until all Registrable Securities covered by such Shelf Registration Statement cease to be Registrable Securities.

     2.2 EXPENSES OF REGISTRATION

     The Company shall bear all Registration Expenses and the Shareholder shall bear all Selling Expenses incurred in connection with any registration, qualification or compliance pursuant to the provisions of this Section 2. Except as provided in the preceding sentence, each party hereto shall bear its own costs and expenses in connection with this Agreement and the transaction contemplated hereby.

     2.3 REGISTRATION PROCEDURES

     In connection with the Shelf Registration Statement to be effected by the Company pursuant to this Agreement, the Company shall:

     (a) (i) prepare and file such Shelf Registration Statement (including any preliminary prospectus contained therein), and each amendment thereto and each amendment or supplement, if any, to the prospectus included therein with the Commission (within the time period specified in Section 2.1), which Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, (ii) use its reasonable best efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with Section 2.1, (iii) use its reasonable best efforts to prevent the happening of any event that would cause such Shelf Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities registered pursuant thereto (during the period that such Shelf Registration Statement is required to be effective and usable) and (iv) cause such Shelf Registration Statement, the related prospectus and any


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                                                                             5

amendment or supplement thereto, as of the effective date of such Shelf Registration Statement, amendment or supplement to (x) comply in all material respects with any requirements of the Securities Act and the rules and regulations of the Commission, (y) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (z) include such comments pertaining to the Shareholder as the Shareholder reasonably may propose;

     (b) prepare and file with the Commission such amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to (i) keep such Shelf Registration Statement effective for the period specified in Section 2.1, (ii) cause each prospectus forming part of such Shelf Registration Statement to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act and (iii) comply with the provisions of the Securities Act with respect to the disposition of securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Shareholder, as set forth in such Shelf Registration Statement;

     (c) furnish to the Shareholder, without charge, as many copies of each prospectus forming part of such Shelf Registration Statement, including each preliminary prospectus, any amendment or supplement thereto and such other documents as the Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; and the Company hereby consents to the use of such prospectus, including each such preliminary prospectus, by the Shareholder in connection with the offering and sale of such Registrable Securities;

     (d) (i) use its reasonable best efforts to register or qualify the Registrable Securities covered by such Shelf Registration Statement, no later than the time such Shelf Registration Statement is declared effective by the Commission, under all applicable state securities or "blue sky" laws of such jurisdictions as the Shareholder shall reasonably request, (ii) keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective and (iii) do any and all other acts and things which may be


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                                                                             6

reasonably necessary or advisable to enable the Shareholder to consummate the disposition in each such jurisdiction of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign company, entity or a broker-dealer in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Agreement, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

     (e) provide a transfer agent and registrar for all Registrable Securities covered thereby and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

     (f) upon request by the Shareholder, (i) make reasonably available for inspection by the Shareholder and any attorney or accountant retained by the Shareholder, on reasonable prior notice and during normal business hours, financial and other records, pertinent corporate documents and properties of the Company and (ii) use its reasonable best efforts to cause the Company's officers and directors to supply all information reasonably requested by the Shareholder or any such attorney or accountant in connection with such Shelf Registration Statement; provided, however, that the Shareholder and any such attorney or accountant shall agree to hold in the strictest confidence all information so provided except as required by law;

     (g) furnish to the Shareholder a copy of all material documents filed with and all material correspondence from or to the Commission in connection with such registration;

     (h) use its reasonable best efforts to cause all Registrable Securities covered by such Shelf Registration Statement to be listed on any securities exchange or quoted on the Nasdaq National Market on which the Common Stock of the Company is then listed or quoted;

     (i) notify the Shareholder promptly and, if requested by the Shareholder, confirm such advice in writing, (i) when such Shelf Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order, injunction or other order or requirement


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                                                                             7

suspending the effectiveness of such Shelf Registration Statement or the initiation of any proceeding for that purpose and (iii) of the happening of any event during the period such Shelf Registration Statement is required to be effective as a result of which such Shelf Registration Statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

     (j) use its reasonable best efforts to (i) at the earliest possible time, obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement and (ii) prepare, file and, to the extent applicable, have declared effective a supplement or post-effective amendment to such Shelf Registration Statement or the related prospectus, or any document incorporated therein to the extent necessary to cause such Shelf Registration Statement, prospectus or document incorporated therein to not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3. INDEMNIFICATION

     (a) The Company shall indemnify the Shareholder against all claims, losses, damages and liabilities (or actions or proceedings in respect thereof) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or the prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Shareholder, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability (or action or proceeding in respect thereof) or expense arises out of or


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                                                                             8

is based on written information furnished to the Company by the Shareholder specifically for inclusion therein or any grossly negligent or fraudulent action or inaction of the Shareholder.

     (b) The Shareholder shall indemnify the Company and each of its directors and officers against all claims, losses, damages and liabilities (or actions or proceedings in respect thereof) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or the prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Company and each of its directors and officers for any legal or any other expenses reasonably incurred in connection with the investigation or defense of any such claim, loss, damage, liability, action or proceeding, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon written information furnished to the Company by the Shareholder specifically for inclusion therein or any grossly negligent or fraudulent action or inaction of the Shareholder.

     (c) Each party entitled to indemnification under this Section 3 (the "Indemnified Party") shall give notice in writing to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 3, except to the extent the Indemnifying Party is actually prejudiced thereby. In case any such claim or action is brought against an Indemnified Party, unless, in the reasonable judgment of such Indemnified Party's counsel, a conflict of interest between such Indemnified Party and Indemnifying Party exists in respect of such claim (in which case the Indemnified Party shall be entitled to separate counsel to participate in the defense of such action, the fees and expenses of whom shall be paid by the Indemnifying Party), the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, to the extent that it may elect by written notice


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                                                                             9

delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, with counsel reasonably satisfactory to such Indemnified Party; and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof and approval by the Indemnified Party of counsel (which approval shall not be unreasonably withheld), the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, and the Indemnifying Party shall not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No Indemnifying Party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 3 is unavailable to an Indemnified Party (other than as a result of the terms thereof) in respect of any losses, claims, damages or liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Shareholder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Shareholder and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Shareholder agree that it would not be just and equitable if contribution pursuant to this
Section 3(d) were based solely upon the number of entities from whom


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                                                                            10

contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 3(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 3(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 3(d) hereof.

     (e) The indemnification required by this Section 3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     4. INFORMATION BY THE SHAREHOLDER

     The Shareholder shall furnish to the Company such information regarding the Shareholder and the distribution proposed by the Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The Shareholder shall give the Company written notice of an intended sale, transfer or other disposition of any Registrable Securities pursuant to a Shelf Registration Statement at least three days prior to such sale, transfer or other disposition.

     5. RULE 144 REPORTING

     With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to (a) make available and keep public information as those terms are understood and defined in Rule 144 under the Securities Act and (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

     6. ENTIRE AGREEMENT; AMENDMENT; WAIVER

     This Agreement and the Merger Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment, alteration or modification of this Agreement shall be valid unless in


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                                                                            11

each instance such amendment, alteration or modification is expressed in a written instrument executed by the Company and the Shareholder. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

     7. NOTICES

     All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given when received if delivered personally, on the next business day if sent by overnight courier for next business day delivery (proof of delivery required), on receipt of confirmation if sent by facsimile, or in five business days if sent by U.S. registered or certified mail, postage prepaid (return receipt requested) to the other party at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a) if to the Company, to:

              Boise Cascade Corporation
              1111 West Jefferson Street
              P.O. Box 50
              Boise, Idaho 83728

              Phone:  (208) 384-7704
              Fax:    (208) 384-4912

              Attention:  John W. Holleran
                          Senior Vice President and
                          General Counsel

              with a copy to:

              Bell, Boyd & Lloyd LLC
              70 West Madison Street
              Chicago, Illinois 60602

              Phone:  (312) 807-4306
              Fax:    (312) 827-8048

              Attention:  John H. Bitner, Esq.


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                                                                            12

          (b) if to the Shareholder, to:

              Michael Feuer
              c/o OfficeMax, Inc.
              3605 Warrensville Center Road
              Shaker Heights, Ohio 44122

              Phone:  (216) 471-6419
              Fax:    (216) 471-6423

              with a copy to:

              Cravath, Swaine & Moore LLP
              825 Eighth Avenue
              New York, NY 10019

              Phone:  (212) 474-1000
              Fax:    (212) 474-3700

              Attention:  Thomas E. Dunn, Esq.

     8. SUCCESSORS AND ASSIGNS

     This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party; provided that the Shareholder may assign his rights hereunder to any of member of his family, any trust or other entity for the benefit of any member of his family, or as part of a bona fide gift, in each case in connection with the transfer or assignment of Registrable Securities to such assignee; provided further that (a) the Company is given written notice at the time of such assignment, stating the name and address of said assignee and identifying the Registrable Securities with respect to which such rights are being assigned and (b) the assignee of such rights has executed an agreement, satisfactory in all respects to the Company, assuming the obligations under this Agreement as if originally a Shareholder hereunder.

     9. GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio applicable to agreements made and to be performed entirely


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within such State, without regard to the conflicts of law principles of such
State.

     10. TITLES AND SUBTITLES

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

     11. SEVERABILITY

     Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, so long as the economic and legal substance of the transactions contemplated hereby is not affected in a manner materially adverse to any party hereto.

     12. COUNTERPARTS

     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

     13. TERMINATION

     This Agreement shall automatically terminate upon the termination of the Merger Agreement.

     14. JURISDICTION; CONSENT TO SERVICE OF PROCESS

     (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Ohio State court or


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                                                                            14

Federal court of the United States of America sitting in Ohio, and any appellate court from any such court, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such Ohio State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any Ohio State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 7. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     15. SPECIFIC PERFORMANCE

     The parties hereby declare that it is impossible to measure in money the damages which shall accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, each party hereto shall be entitled to specific performance of the obligations of the other party under this Agreement.

     16. WAIVER OF JURY TRIAL

     Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Ohio state court or any Federal court located in the State of Ohio in the event any dispute arises out of this Agreement or any transaction contemplated by this agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any


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                                                                            15

such court, (iii) agrees that it will not bring any action relating to this Agreement or any transaction contemplated by this Agreement in any court other than an Ohio state court or any Federal court sitting in the State of Ohio and
(iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.


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                                                                            16

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                     Boise Cascade Corporation,

                                     by /s/ George Harad
                                        ------------------------------------
                                        Name:  George Harad
                                        Title:  Chief Executive Officer






                                        /s/ Michael Feuer
                                        ------------------------------------
                                        Michael Feuer